SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: JANUARY 16, 2002



                             CHAMPIONS SPORTS, INC.
                             ----------------------
             (Exact Name of Registrant as specified in its charter)


             (


    Delaware               0-17263             52-1401755
 --------------      ---------------------     ------------
(State or other     (Commission File No.)    (I.R.S. Employer
 jurisdiction of                              Identification No.)
 incorporation)


              2420 Wilson Boulevard, Suite 214, Arlington VA 22201
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (703)-526-0400
                                 --------------
              (Registrant's telephone number, including area code)

     ITEM 5. OTHER EVENTS. On January 15, 2002, Champions Sports, Inc. entered into an agreement with a private investor, JMS New York, Inc. to purchase, from the Company, 4,000,000 shares of the Company's common restricted stock at a purchase price of $0.125 per share in the aggregate amount of $500,000 payable in 24 equal monthly installments to be used by the Company to provide general working capital. Statements contained or incorporated by reference in this Current Report on Form 8-K contain "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. All statements other than statements of historical information provided herein may be deemed to be forward-looking statements. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of unforeseen external factors. There can be no assurance that the conditions necessary to completing any prospective event will occur. Investors are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis, judgment, belief or expectation only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements: None
(b) Pro Forma Financial Statements: None
(c) Exhibits. The following exhibit is filed with this Report

     Exhibit No.             Description
    ------------             -------------
          1-A                 News Release of Champions Sports, Inc.
                             dated January 15, 2002



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                               CHAMPIONS SPORTS, INC.


Date: January 16, 2002         By:  /s/ James Martell
                               ----------------------------------
                                  James Martell
                               President and Chief Executive Officer






                                  EXHIBIT INDEX

Exhibit No.                                Description

     1-A          *        News release of Champions Sports, Inc.
                                            dated January 15, 2002
-------------------------
 * filed with this Report

FOR IMMEDIATE RELEASE


             CHAMPIONS SPORTS, INC. ANNOUNCES FINANCING TRANSACTION


     Arlington, Virginia, January 15, 2002. Champions Sports, Inc. (OTC Symbol -
CSBR), a licensee of CHAMPIONS Sports Bar Restaurants and an exclusive supplier of sports memorabilia and a consultant to all new managed Marriott and Renaissance Hotel Sports Bar/Restaurants worldwide, today announced that it has entered into an agreement with a private investor to purchase, from the Company, 4,000,000 shares of the Company's common restricted stock at a purchase price of $0.125 per share in the aggregate amount of $500,000 in 24 monthly payments to be used by the Company to provide general working capital.


     This press release contains "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. All statements other than statements of historical information provided herein may be deemed to be forward-looking statements. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of unforeseen external factors. There can be no assurance that the conditions necessary to completing any prospective event will occur. Investors are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis, judgment, belief or expectation only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.


CONTACT:  James Martell 703-526-0400